Exhibit 10.57

EXECUTION VERSION

EVERTEC, INC,

SECOND AMENDMENT

RENEWAL

MEMORANDUM OF LEASE

1.	AMENDMENT: This Second Amendment is attached to and made a part of that certain Master Lease Agreement dated April 1, 2004 and First Amendment dated January 1, 2006, entered into by and between Landlord and Tenant concurrently herewith. Tenant hereby requests, and Landlord hereby grants, a renewal of the Lease Agreement as modified effective as of April 1, 2010. This Amendment reflects a change in the leaseable area of premises caused by increasing 12,893.17 square feet being used as warehouse and 1,357.52 square feet used as an office in the Staging Area and reducing 2,780.98 square feet from Building C3. Also some other adjustments to the square footage of premises have been taken in consideration from previous Amendment.

The Leaseable Area of Premises is hereby changed from TWO HUNDRED FORTY TWO THOUSAND SEVEN HUNDRED SIXTY EIGHT POINT EIGHTY NINE (242,768.89) to TWO HUNDRED FIFTY ONE THOUSAND THREE HUNDRED FIFTY FOUR POINT FIFTY FOUR (251,354.54). Except as hereinafter provided, the Master Lease dated April 1, 2004 and First Amendment dated January 1, 2006, and all its terms, provisions, covenants and conditions will remain in full force and effect.

2.	MEMORANDUM OF LEASE: This Memorandum is an integral part of the Master Lease Agreement and all of the terms hereof are incorporated into the agreement in all respects. Whenever used in the Master Lease Agreement the defined terms shall have the meanings set forth in this Memorandum.

a. Date:	April 23, 2010

b. Landlord:	Banco Popular de Puerto Rico

c. Representative of Landlord:	Mr. Héctor Santiago Gómez and
Mrs. Coralee A. Coll

d. Address of Landlord:	Real Estate Division (716)
Banco Popular de Puerto Rico
P.O. Box 362708
San Juan, Puerto Rico 00936-2708

e. Tenant:	EVERTEC, INC

f. Representative of Tenant:	Mr. Omar Dávila

g. Tenant’s Address:	P.O. Box 364527
San Juan, Puerto Rico

h. Tenant’s Trade Name:	EVERTEC, INC.

i. Premises:	Cupey Center

j. Permitted Use:	Information Technology Services

k. Leaseable Area of Premises:	Building	Area Leased
	Building A1	30,485.40
	Building A2	47,867.84
	Building A3	50,626.00
	Building B1	29,798.12
	Building B2	28,138.92
	Building D1	3,878.38
	Building D2	6,589.95
	Anexo Staging	1,357.52

	Sub-Total	198,742.13
	Warehouse	12,893.17

	TOTAL	211,635.30

l. Leaseable Area of Building:	251,354.54 rentable square feet

m. Tenants Proportionate Share (K+L):	0.7907% (excluding Warehouse area)

n. Lease Term:	Five (5) Years

o. Commencement date:	April 1, 2010

p. Basic Rent:

1. Annual Basic Rent:	Offices area: $16.72 per 198,742.13 sq. ft. $3,322,968.41 and Warehouse area: at $8.24 per 12,893.17 sq. ft. $106.239.72 A 3% increase will apply for each consecutive year

2. Monthly Basic Rent:	Offices areas: $276,914.03 per month and Warehouse area: $8,853.31 per month for the first year

q. Additional Rent:

1. Annual Additional Rent:	$9.92 per 198,742.13 sq. ft. $1,971,521.93 (as estimated operating expenses of Building and Parking Garage, to be adjusted as indicated in Section 11 of the Master Lease

2. Monthly Additional Rent:	$164,293.49 (subject to revision as indicated in Section 11 of the Master Lease Agreement)

r. Security Deposit:	None

s. Termination Date:	March 31, 2015

t. Renewal Options:	On a year to year basis up to five (5) renewals options

u. Renewal Term of Basic Rent:	Increase of 3% each year over the prior year’s Basic Rent effective on the anniversary date

v. Late Charge:	12% of any unpaid amount

x. Tenant’s Insurance Coverage:

Comprehensive General Liability Insurance, including bodily injury, property damage, personal injury and advertising injury with a minimum limit of insurance of $1,000,000.00 per occurrence and $2,000,000.00 aggregate. Legal Liability coverage covering the premises and leasehold improvements in the premises and all Tenant’s equipment, trade fixtures, appliances, furnishings and personal property, also protection against all perils included in the classification of fire, earthquake, windstorm, vandalism, flood, theft and sprinkler leakage. Tenant’s Insurance Certificates shall be on behalf of Banco Popular de Puerto Rico and Popular, Inc. with the Hold Harmless Clause, Additional Insured or Loss Payee Clause, 60-days Cancellation Notice Clause, and Waiver of Subrogation. Fire Legal Liability coverage in the minimum amount of One Hundred Thousand Dollars ($100,000.00).

3.	COMMENTS:

a.	The electricity will be charged separately based on actual consumption.

b.	The leaseable area of premises is subject to revision to reflect any change in occupancy.

4.	ATTACHMENTS:

a.	Space Plans — Attachments A

	Tenant		Landlord

EVERTEC, INC.		BANCO POPULAR DE PUERTO RICO

By:	/s/ Omar Davila	By:	/s/ Hector Santiago Gomez
	OMAR DAVILA		HECTOR SANTIAGO GOMEZ
	VICE PRESIDENT		VICE PRESIDENT

		By:	/s/ Coralee A. Coll
CORALEE A. COLL
OFFICER

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